Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dan Ratner, Chief financial Officer of Cell-nique Corporation of the Registrant, in connection with the Quarterly Report of Cell-nique Corporation on Form 10-Q for the period ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”) certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2010

/s/ Dan Ratner
Dan Ratner
Chief Financial Officer